UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21357

Franklin Limited Duration Income Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices)    (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 6/30/19

Item 1. Reports to Stockholders.

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 416-5585 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 416-5585 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Visit franklintempleton.com/investor/ investments-and-solutions/investment- options/closed-end-funds/ for fund updates, to access your account, or to find helpful financial planning tools.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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SEMIANNUAL REPORT

Franklin Limited Duration Income Trust

Dear Shareholder:

This semiannual report for Franklin Limited Duration Income Trust covers the period ended June 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide high, current income, with a secondary objective of capital appreciation to the extent possible and consistent with the Fund’s primary objective, through a portfolio consisting primarily of high-yield corporate bonds, floating rate corporate loans and mortgage- and other asset-backed securities.

Performance Overview

For the six months under review, the Fund posted cumulative total returns of +7.08% based on net asset value and +12.64% based on market price. Net asset value increased from $10.11 per share on December 31, 2018, to $10.30 at period-end, and the market price increased from $9.02 to $9.63 over the same period. You can find the Fund’s long-term performance data in the Performance Summary on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The U.S. economy grew during the six months ended June 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, business investment and housing investment .The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 3.9% in December 2018 to 3.7% at period-end.1 The annual inflation rate, as measured by the

Portfolio Composition*

Based on Total Investments as of 6/30/19

*Total investments include long-term and short-term investments and exclude the principal amount of the Credit Facility and other financial leverage.

**Includes collateralized loan obligations.

***Rounds to less than 0.1% of total investments.

Consumer Price Index, decreased from 1.9% in December 2018 to 1.6% at period-end.1

The U.S. Federal Reserve (Fed) held its target range for the federal funds rate unchanged, at 2.25%–2.50%, during the reporting period. In March, the Fed mentioned it would end its balance sheet normalization program by the end of September 2019. In June, the Fed indicated increased uncertainties around its views on economic activity and the labor market. With market-based inflation measures remaining low in recent months, the market has interpreted the Fed’s recent statements to mean it will likely cut rates in 2019’s second half to foster continued economic growth while attempting to achieve its inflation objective.

1. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 11.

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The 10-year Treasury yield, which moves inversely to its price, decreased during the period. The yield rose at some points during 2019’s first quarter amid several better-than-expected U.S. economic reports and optimism about a potential U.S.-China trade deal. However, concerns about political uncertainties in the U.S., slower domestic and global economic growth, and the Fed’s patient approach to its monetary policy decisions weighed on the Treasury yield. Near period-end, the 10-year yield reached multi-year lows and fell below certain short-term yields, due to weaker economic data and escalating U.S. trade tensions with China and Mexico. Overall, the 10-year Treasury yield declined from 2.69% at the beginning of the period to 2.00% at period-end.

Investment Strategy

We invest in a diversified mix of fixed income securities, primarily high-yield corporate bonds, senior secured floating rate corporate loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest-rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund’s fixed income portfolio. Within the corporate bond and corporate loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, potential pricing inefficiencies and underlying collateral characteristics.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Dividend Distributions*
1/1/19–6/30/19
Month	Dividend per Common Share (cents)

January	8.75

February	8.57

March	8.63

April	8.71

May	8.70

June	8.73

Total	52.09

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Manager’s Discussion

High-Yield Corporate Bonds

Following a weak fourth-quarter 2018 punctuated by a particularly sharp selloff in December, high-yield corporate bonds, as measured by the Credit Suisse (CS) High Yield Index, posted a +9.95% total return in the six-month period ended June 30, 2019.2 During the period, the yield spread of the CS High Yield Index above U.S. Treasuries with comparable duration narrowed from 575 basis points (bps) to 452 bps. Key factors driving the strong results thus far in 2019 have been the Fed’s pivot to a more dovish stance and a general rally in oil prices following Saudi-led efforts to constrain supply in order to work down inventories. In addition, better-than-expected corporate earnings, a semblance of progress on trade issues, and continued strong underpinnings to U.S. economic growth have diminished the recessionary fears that plagued risk assets in 2018’s fourth quarter. Against this backdrop, the high-yield corporate bond market has performed particularly well, outperforming all primary U.S. fixed income sectors over the period.

All high-yield corporate bond industries generated positive total returns for the period under review, with the retail, utility, and food and drug industries leading the way. Meanwhile, the energy, aerospace, and metals and mining industries underperformed, most notably relative to the CS High Yield Index. Performance was also positive across the ratings spectrum, with BB rated bonds faring especially well and outperforming CCC rated bonds. During the period under

2. Source: Credit Suisse Group.

See www.franklintempletondatasources.com for additional data provider information.

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review, five-year and 10-year U.S. Treasury rates declined by 75 bps and 69 bps, respectively. In this environment, longer-duration bonds (those that are more sensitive to interest-rate movements) outperformed the overall high yield market, a theme that likely contributed to the outperformance of higher-quality BB rated bonds, which have longer duration than lower-quality bonds.

As we move into the second half of 2019, we maintain a positive outlook for high-yield market fundamentals, due in part to the continued strength of the U.S. economy. Barring unforeseen macroeconomic events, and despite the length of the current business cycle, we feel it is too early for high-yield corporate bond investors to move to an outright defensive positioning. That said, based on current valuations and the asymmetric return profile of the asset class, we would emphasize the importance of individual security selection and risk management in the current investing landscape.

Floating Rate Corporate Loans

For the six-month period ended June 30, 2019, the corporate loan asset class posted a +5.42% total return, as measured by the CS Leveraged Loan Index.2 Investor sentiment in early January led to a sharp rebound in the loan market, which followed significant price dislocation in 2018’s fourth quarter. Although outflows from loan mutual funds continued, the pace of redemptions slowed, while demand for collateralized-loan obligations (CLOs) supported loan prices. The technical environment was also buoyed by slower new issuance, which helped to balance supply and demand.

While market expectations for rate hikes had led to significant demand in 2018, Fed comments led many investors to anticipate more accommodative monetary policy and to shift away from low-duration assets. However, CLO issuance helped to offset the weaker demand from retail investors. Although CLO issuance was slower compared to 2018, more than a hundred open CLO warehouses continued ramping and buying loans, which provided a floor to loan valuations and a source of support to loan prices.

New issuance in the loan market remained relatively low, which eventually helped to balance technical conditions as investor sentiment improved. Furthermore, price declines in the loan market restrained refinancing and repricing activity, which was more common in previous periods. Amid the slowdown in demand in the loan market, some deals also shifted funds from the loan market to the bond market, where there was more demand, reversing the trend from 2018 when the loan market surpassed the size of the high-yield bond market by some measures.

Within the loan portfolio, performance was primarily driven by individual loan selection. Navistar, a manufacturer of medium and heavy trucks, buses and engines, contributed to performance after it posted another quarter of results that exceeded expectations, leading to credit rating upgrades. However, the term loan of Ascena Retail Group, a specialty apparel retailer with multiple core brands, traded lower after the company reported worse-than-expected results and management provided weak guidance for the remainder of 2019, leading to major management changes.

Mortgage-Backed Securities (MBS) and Securitized Sectors

Securitized sectors provided positive total returns during the period, but higher-quality agency MBS could not keep pace with comparable-duration U.S. Treasuries. All the securitized sectors in which the portfolio invests—non-agency residential MBS (RMBS), commercial MBS (CMBS) and MBS—lagged the strong total returns posted by high-yield corporate credit, but CMBS outperformed senior secured floating rate loans on a total-return basis.

We continue to view housing fundamentals as solid with demand remaining strong, largely due to low unemployment, steady wage growth and a large demographic cohort of millennials seeking homeownership, and we believe these factors should continue to support U.S. home prices over the intermediate term.

The extended period of low mortgage rates led to a compressed coupon stack within the mortgage universe. In the current environment, we believe the recent rally in rates should leave around 44% of the existing universe refinanceable. We recently witnessed a large spike in refinance applications during the month of June. With this as a fundamental backdrop, the refinance component of prepayment should lead to an increase in prepayments in the coming months.

During the month of June, the Fed purchased $1.6 billion of securities as part of its balance sheet normalization plan. The Fed’s balance sheet normalization program is expected to add supply of approximately $196 billion in 2019. This excess supply will need to be absorbed by money managers, real estate investment trusts, banks and overseas investors.

In agency MBS, the portfolio’s mortgage exposure had the heaviest allocation to conventional Freddie Mac (Federal Home Loan Mortgage Corporation) and Fannie Mae (Federal

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National Mortgage Association) MBS, mainly in 4.0% and 3.5% coupon securities. For our RMBS exposure, we prefer to remain allocated to the seasoned credit risk transfer and re-performing loan sectors, where fundamental and technical forces remain positive. As we have decreased our CMBS allocation, we maintained our exposure to the top of the capital structure as slowing rent growth and the rise in commercial real estate values over the past few years might be difficult to sustain in the latter stages of an expansionary business cycle, in our view.

Thank you for your continued participation in Franklin Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

Roger A. Bayston, CFA Lead Portfolio Manager

Sonal Desai, Ph.D. Portfolio Manager

Glenn I. Voyles, CFA Portfolio Manager

Justin Ma, CFA Porfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of June 30, 2019

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance1,2

	Cumulative Total Return[3]		Average Annual Total Return[3]
	Based on NAV[4]	Based on market price[5]	Based on NAV[4]	Based on market price[5]
6-Month	+7.08%	+12.64%	+7.08%	+12.64%
1-Year	-1.98%	-1.60%	-1.98%	-1.60%
5-Year	+6.36%	+14.05%	+1.24%	+2.66%
10-Year	+86.41%	+107.88%	+6.43%	+7.59%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Share Prices

Symbol: FTF	6/30/19	12/31/18	Change
Net Asset Value (NAV)	$10.30	$10.11	+$0.19
Market Price (NYSE)	$ 9.63	$ 9.02	+$0.61

Distributions (1/1/19–6/30/19)

Net Investment Income
$0.5209

See page 7 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Interest-rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower-rated bonds include higher risk of default and loss of principal. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Figures are for common shares. As of 6/30/19, the Fund had leverage in the amount of 26.87% of the Fund’s total portfolio. The Fund employs leverage through participation in a Credit Facility and purchase of Mortgage Dollar Rolls. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Fund’s leverage may be offset by increased/decreased income from the Fund’s floating rate investments.

2. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Assumes reinvestment of distributions based on net asset value.

5. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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Important Notice to Shareholders

Managed Distribution Plan

Effective October 15, 2019, the Fund will shift to a team-based approach with David Yuen, CFA® to join the Fund’s portfolio management team and serve as a co-lead portfolio manager alongside Sonal Desai, Ph.D., Glenn Voyles, CFA® and Justin Ma, CFA®, who are current members of the Fund’s portfolio management team. The Fund’s current lead portfolio manager Roger Bayston, CFA®, will come off the Fund’s portfolio management team effective October 15, 2019.

The Fund adopted a managed distribution plan (the “Plan”) under which the Fund makes monthly distributions to common shareholders at an annual minimum fixed rate of 10% based on average monthly net asset value (“NAV”) of the Fund’s common shares. The primary purpose of the Plan is to provide the Fund’s shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. The plan is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the plan will be successful in doing so.

Under Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Plan. The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan is subject to periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

The Fund calculates the average NAV from the previous month based on the number of business days in that month on which the NAV is calculated. The distribution is calculated as 10% of the previous month’s average NAV, divided by 12. Typically, distributions will be declared by press release 10 days before the last business day of each month, with the record date on the last business day of the month. The payment date for the distribution will typically be during the middle of the next month.

With each distribution that does not consist solely of net investment income, the Fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its full fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell them how to report these distributions for federal income tax purposes.

The Fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of the distribution may result in a return of capital. A return of capital occurs when some or all of the money that shareholders invested in the Fund is paid back to them. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. Any such returns of capital will decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make the level of distributions called for under its plan, the Fund may have to sell portfolio securities at a less than opportune time.

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Financial Highlights

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,			Year Ended March 31,

		2018	2017[a]	2017	2016	2015	2014

Per common share operating performance (for a common share outstanding throughout the period)
Net asset value, beginning of period	$10.11	$12.32	$12.91	$12.38	$13.87	$14.36	$14.30

Income from investment operations:
Net investment income[b]	0.26	0.57	0.48	0.62	0.72	0.73	0.80
Net realized and unrealized gains (losses)	0.45	(0.79)	(0.03)	0.85	(1.41)	(0.33)	0.20
Dividends to preferred shareholders from net investment income	—	(0.06)	(0.08)	(0.07)	(0.06)	(0.06)	(0.06)

Total from investment operations	0.71	(0.28)	0.37	1.40	(0.75)	0.34	0.94

Less distributions to common shareholders from:
Net investment income	(0.52)	(0.49)	(0.43)	(0.57)	(0.74)	(0.83)	(0.88)
Tax return of capital	—	(0.68)	(0.53)	(0.36)	—	—	—

Total distributions	(0.52)	(1.17)	(0.96)	(0.93)	(0.74)	(0.83)	(0.88)

Repurchase of shares	—	—	—	0.06	—	—	—

Dilution effect of rights offering	—	(0.76)[c]	—	—	—	—	—

Net asset value, end of period	$10.30	$10.11	$12.32	$12.91	$12.38	$13.87	$14.36

Market value, end of period[d]	$ 9.63	$ 9.02	$11.83	$11.97	$11.34	$12.17	$13.05

Total return (based on market value per share)[e]	12.64%	(14.86)%	7.08%	14.07%	(0.44)%	(0.35)%	(5.85)%

Ratios to average net assets applicable to common shares[f,g]

Expenses before waiver and payments by affiliates	2.21%	1.73%	1.25%	1.35%	1.16%	1.14%	1.12%

Expenses net of waiver and payments by affiliates[h]	2.21% [i]	1.71%	1.23%	1.32%	1.16% [i]	1.14% [i]	1.12%[i]

Net investment income	5.03%	4.97%	5.04%	4.83%	5.52%	5.14%	5.65%

Supplemental data

Net assets applicable to common shares, end of period (000’s)	$310,311	$304,804	$278,489	$291,875	$332,132	$372,080	$385,388
Portfolio turnover rate	52.97%	198.44%	168.28%	265.00%	270.16%	289.67%	318.57%
Portfolio turnover rate excluding mortgage dollar rolls[j]	22.61%	63.84%	46.49%	93.00%	81.78%	92.15%	137.85%
Total credit facility outstanding at end of period (000’s)	$90,000	$90,000 [k]	$ —	$ —	$ —	$ —	$ —
Asset coverage per preferred share	$ —	$— [l]	$72,311	$74,809	$75,991	$76,665	$78,686
Liquidation preference per preferred share	$ —	$— [l]	$25,000	$25,000	$25,000	$25,000	$25,000

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FRANKLIN LIMITED DURATION INCOME TRUST

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,			Year Ended March 31,
		2018	2017[a]	2017	2016	2015	2014
Asset coverage per $1,000 of debt	$4,448	$4,387[k]	$ —	$ —	$ —	$ —	$ —

aFor the period April 1, 2017 to December 31, 2017.

bBased on average daily shares outstanding.

cRepresents the impact of Fund’s rights offering of 7,534,709 common shares in October 2018 as a subscription price per share based on a formula. See Note 2.

dBased on the last sale on the NYSE American.

eTotal return is not annualized for periods less than one year.

fBased on income and expenses applicable to both common and preferred shares.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jSee Note 1(e) regarding mortgage dollar rolls.

kEffective August 15, 2018, the Fund began participating in a credit facility.

lEffective August 15, 2018, the Fund’s preferred shares were liquidated.

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Statement of Investments, June 30, 2019 (unaudited)

	Country	Shares/ Warrants	Value

Common Stocks and Other Equity Interests 0.4%
Commercial & Professional Services 0.0%†
[a] Remington Outdoor Co. Inc.	United States	39,306	$58,959

Energy 0.4%
[a] Birch Permian Holdings Inc.	United States	20,307	225,916
[a] Halcon Resources Corp.	United States	67,554	11,944
[a] Halcon Resources Corp., wts., 9/09/20	United States	6,408	51
[a] Midstates Petroleum Co. Inc.	United States	273	1,608
[a,b] Midstates Petroleum Co. Inc., wts., 4/21/20	United States	2,642	6
[a,b,c] Nine Point Energy LLC	United States	21,663	2
[a] Riviera Resources Inc.	United States	6,592	83,718
[a] Roan Resources Inc.	United States	6,592	11,470
[a] Samson Resources II LLC	United States	31,225	757,206

			1,091,921
Materials 0.0%†
[a] Verso Corp., A	United States	4,163	79,305
[a] Verso Corp., wts., 7/25/23	United States	438	1,752

			81,057
Total Common Stocks and Other Equity Interests (Cost $6,066,838)			1,231,937

Convertible Preferred Stocks (Cost $377,604) 0.1%
Energy 0.1%
[a,b,c] Nine Point Energy Holdings Inc., cvt. pfd.	United States	404	336,512

		Principal Amount*

Corporate Bonds 43.5%
Automobiles & Components 0.5%
[d,e] Adient U.S. LLC, senior secured note, 144A, 7.00%, 5/15/26	United States	$1,300,000	1,339,000
The Goodyear Tire & Rubber Co., senior note, 5.125%, 11/15/23	United States	300,000	304,875

			1,643,875
Banks 0.9%
[e,f] JPMorgan Chase & Co., junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000	1,577,948
[e] Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,000,000	1,079,545

			2,657,493
Capital Goods 4.3%
[d,e] BBA U.S. Holdings Inc., senior note, 144A, 5.375%, 5/01/26	United States	400,000	419,000
[d,e] Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	500,000	496,875
[e] H&E Equipment Services Inc., senior note, 5.625%, 9/01/25	United States	1,500,000	1,548,375
[d] Harsco Corp., senior note, 144A, 5.75%, 7/31/27	United States	1,000,000	1,043,860
[d,e] Jeld-Wen Inc., senior note, 144A, 4.625%, 12/15/25	United States	1,600,000	1,576,000
[d] The Manitowoc Co. Inc., secured note, second lien, 144A, 9.00%, 4/01/26	United States	1,000,000	1,002,500
[g] Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10%, 10/26/23	Australia	952,561	738,235
[d,e] Stevens Holding Co. Inc., senior note, 144A, 6.125%, 10/01/26	United States	1,100,000	1,163,250
[e] Tennant Co., senior note, 5.625%, 5/01/25	United States	800,000	830,000
[d,e] Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	1,500,000	1,520,625

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STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Capital Goods (continued)
[d,e] TransDigm Inc., senior secured note, 144A, 6.25%, 3/15/26	United States	$1,400,000	$ 1,468,250
[d,e] Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	1,600,000	1,540,000

			13,346,970

Commercial & Professional Services 1.2%
[d,e] Multi-Color Corp., senior note, 144A, 4.875%, 11/01/25	United States	1,500,000	1,580,625
[e] United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	600,000	641,250
[d,e] West Corp., senior note, 144A, 8.50%, 10/15/25	United States	1,700,000	1,496,000

			3,717,875

Consumer Durables & Apparel 1.4%
[d,e] Ashton Woods USA LLC/Ashton Woods Finance Co., senior note, 144A, 9.875%, 4/01/27	United States	1,000,000	1,058,750
[d,e] Hanesbrands Inc., senior note, 144A, 4.625%, 5/15/24	United States	1,000,000	1,043,200
[e] KB Home, senior note, 7.00%, 12/15/21	United States	1,100,000	1,184,700
[d,e] Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., senior note, 144A, 5.875%, 4/15/23	United States	1,000,000	1,055,000

			4,341,650

Consumer Services 3.7%
[d,e] 1011778 BC ULC/New Red Finance Inc., senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	800,000	809,932
[d,e] 24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	1,500,000	1,485,000
[d,e] Ascend Learning LLC, senior note, 144A, 6.875%, 8/01/25	United States	1,500,000	1,533,750
[d,e] Downstream Development Authority of the Quapaw Tribe of Oklahoma, secured note, 144A, 10.50%, 2/15/23	United States	1,400,000	1,487,500
[d] Golden Nugget Inc., senior note, 144A, 8.75%, 10/01/25	United States	1,200,000	1,263,000
[d,e] KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, senior note, 144A, 5.00%, 6/01/24	United States	1,400,000	1,449,000
[d] Stars Group Holdings BV/Stars Group U.S. Co-Borrower LLC, senior note, 144A, 7.00%, 7/15/26	Canada	500,000	530,000
[d,e] Studio City Finance Ltd., senior note, 144A, 7.25%, 2/11/24	Macau	1,100,000	1,147,300
[d,e] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	1,700,000	1,760,010

			11,465,492

Diversified Financials 1.2%
[d,e] FirstCash Inc., senior note, 144A, 5.375%, 6/01/24	United States	900,000	929,250
[d,h] HAT Holdings I LLC/HAT Holdings II LLC, senior note, 144A, 5.25%, 7/15/24	United States	600,000	613,500
Navient Corp., [e] senior note, 5.00%, 10/26/20	United States	200,000	204,500
[e] senior note, 5.875%, 3/25/21	United States	200,000	208,128
senior note, 6.625%, 7/26/21	United States	400,000	424,500
[e] senior note, 6.50%, 6/15/22	United States	200,000	212,948
senior note, 7.25%, 9/25/23	United States	400,000	428,500
[e] Springleaf Finance Corp., senior note, 6.625%, 1/15/28	United States	600,000	631,500

			3,652,826

Energy 4.4%
[d] Aker BP ASA, senior note, 144A, 4.75%, 6/15/24	Norway	500,000	515,000
[e] senior note, 144A, 5.875%, 3/31/25	Norway	500,000	529,211

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount	*	Value

Corporate Bonds (continued)
Energy (continued)
[e] California Resources Corp.,
[d] secured note, second lien, 144A, 8.00%, 12/15/22	United States	$824,000		$625,210
senior note, 5.50%, 9/15/21	United States	37,000		26,455
[e] Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 7.75%, 4/15/23	United States	1,000,000		960,000
[e] Cheniere Corpus Christi Holdings LLC,
senior secured note, first lien, 7.00%, 6/30/24	United States	700,000		806,820
senior secured note, first lien, 5.875%, 3/31/25	United States	600,000		669,750
[e] Cheniere Energy Partners LP,
[d] senior note, 144A, 5.625%, 10/01/26	United States	400,000		423,000
senior secured note, first lien, 5.25%, 10/01/25	United States	1,000,000		1,037,500
[e] Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., senior note, 6.25%, 4/01/23	United States	1,500,000		1,537,500
[e] CSI Compressco LP/CSI Compressco Finance Inc., senior note, 7.25%, 8/15/22	United States	1,400,000		1,263,500
[d,e] Diamondback Energy Inc., senior note, 144A, 4.75%, 11/01/24	United States	900,000		927,000
[d,g] EnQuest PLC, senior note, 144A, PIK, 7.00%, 4/15/22	United Kingdom	1,147,777		936,276
[e] Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	1,100,000		1,095,820
[d,g] Murray Energy Corp., secured note, 1.5 lien, 144A, PIK, 12.00% (incl. cash 9.00%), 4/15/24	United States	606,187		125,784
[e] QEP Resources Inc., senior bond, 5.25%, 5/01/23	United States	500,000		483,750
Sanchez Energy Corp.,
senior note, 7.75%, 6/15/21	United States	900,000		47,813
senior note, 6.125%, 1/15/23	United States	300,000		15,000
[e] Sunoco LP/Sunoco Finance Corp., senior note, 4.875%, 1/15/23	United States	700,000		716,625
[e,i] Weatherford International Ltd.,
senior bond, 4.50%, 4/15/22	United States	400,000		207,000
senior note, 5.125%, 9/15/20	United States	400,000		207,000
senior note, 7.75%, 6/15/21	United States	1,000,000		532,500

				13,688,514

Food, Beverage & Tobacco 0.7%
[e] B&G Foods Inc., senior note, 5.25%, 4/01/25	United States	1,000,000		1,013,750
[d,e] Lamb Weston Holdings Inc., senior note, 144A, 4.625%, 11/01/24	United States	1,100,000		1,145,375

				2,159,125

Health Care Equipment & Services 3.1%
[d,e] Catalent Pharma Solutions Inc., senior note, 144A, 4.875%, 1/15/26	United States	1,200,000		1,224,000
[d,e] Centene Corp., senior note, 144A, 5.375%, 6/01/26	United States	1,000,000		1,053,750
CHS/Community Health Systems Inc.,
[d] senior note, 144A, 8.125%, 6/30/24	United States	900,000		677,250
[e] senior secured note, first lien, 6.25%, 3/31/23	United States	700,000		676,375
[e] HCA Inc., senior note, 7.50%, 2/15/22	United States	500,000		552,500
[d,e] MEDNAX Inc., senior note, 144A, 6.25%, 1/15/27	United States	1,400,000		1,380,750
[d,e] MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	1,300,000		1,225,510
[e] Tenet Healthcare Corp.,
[d] senior note, second lien, 144A, 6.25%, 2/01/27	United States	1,200,000		1,237,500
senior secured note, first lien, 6.00%, 10/01/20	United States	500,000		517,500

franklintempleton.com	Semiannual Report	13

FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount	*	Value

Corporate Bonds (continued)

Health Care Equipment & Services (continued)
[d,e] WellCare Health Plans Inc., senior note, 144A, 5.375%, 8/15/26	United States	$1,000,000		$1,062,500

				9,607,635

Materials 7.2%
[g] ARD Finance SA, secured note, PIK, 7.125%, 9/15/23	Luxembourg	600,000		615,000
[d] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 4.25%, 9/15/22	Luxembourg	300,000		303,375
senior note, 144A, 6.00%, 2/15/25	Luxembourg	500,000		519,375
[d,e] BWAY Holding Co., secured note, 144A, 5.50%, 4/15/24	United States	1,500,000		1,506,562
[e] Crown Americas LLC/Crown Americas Capital Corp. VI, senior note, 4.75%, 2/01/26	United States	500,000		515,000
[d] Eldorado Gold Corp., secured note, second lien, 144A, 9.50%, 6/01/24	Canada	800,000		804,000
[d] First Quantum Minerals Ltd.,
senior note, 144A, 7.00%, 2/15/21	Zambia	257,000		262,622
senior note, 144A, 7.25%, 4/01/23	Zambia	500,000		488,750
[d] FMG Resources (August 2006) Pty. Ltd.,
senior note, 144A, 4.75%, 5/15/22	Australia	700,000		724,500
senior note, 144A, 5.125%, 3/15/23	Australia	600,000		621,750
[d,e] Grinding Media Inc./MC Grinding Media Canada Inc., senior secured note, 144A, 7.375%, 12/15/23	United States	800,000		770,000
[d] HudBay Minerals Inc., senior note, 144A, 7.25%, 1/15/23	Canada	400,000		413,500
[d,e] Neon Holdings Inc., senior note, 144A, 10.125%, 4/01/26	United States	1,000,000		987,500
[d,e] New Enterprise Stone & Lime Co., senior note, 144A, 6.25%, 3/15/26	United States	1,500,000		1,526,250
[d] New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	600,000		501,000
[d] Northwest Acquisitions ULC/Dominion Finco Inc., secured note, second lien, 144A, 7.125%, 11/01/22	Canada	300,000		207,750
[d,e] Novelis Corp., senior note, 144A, 6.25%, 8/15/24	United States	1,300,000		1,366,248
[d] OCI NV, senior note, 144A, 6.625%, 4/15/23	Netherlands	400,000		419,000
[d,e] Owens-Brockway Glass Container Inc.,
senior note, 144A, 5.00%, 1/15/22	United States	900,000		925,875
senior note, 144A, 5.875%, 8/15/23	United States	400,000		432,920
[d] Petra Diamonds U.S. Treasury PLC, secured note, second lien, 144A, 7.25%, 5/01/22	South Africa	1,200,000		1,187,454
[d,e] Plastipak Holdings Inc., senior note, 144A, 6.25%, 10/15/25	United States	1,500,000		1,365,000
[d] Rain CII Carbon LLC/CII Carbon Corp., senior note, second lien, 144A, 7.25%, 4/01/25	United States	800,000		744,000
[d] Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
[e] senior note, 144A, 7.00%, 7/15/24	United States	100,000		103,590
[e] senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	400,000		408,500
[j] senior secured note, first lien, 144A, FRN, 6.097%, (3-month USD LIBOR + 3.50%), 7/15/21	United States	400,000		401,000
[d,e] Sealed Air Corp.,
senior bond, 144A, 5.125%, 12/01/24	United States	500,000		527,500
senior bond, 144A, 5.50%, 9/15/25	United States	600,000		640,500
[e] Steel Dynamics Inc., senior note, 5.125%, 10/01/21	United States	1,500,000		1,517,505
[d,e] SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	1,500,000		1,470,000

				22,276,026

14	Semiannual Report	franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount	*	Value

Corporate Bonds (continued)
Media & Entertainment 3.5%
[d] Altice Luxembourg SA,
senior note, 144A, 10.50%, 5/15/27	Luxembourg	$1,400,000		$1,435,805
[e] senior secured note, 144A, 7.75%, 5/15/22	Luxembourg	292,000		298,205
[e] CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22.	United States	1,500,000		1,525,462
[d] senior note, 144A, 5.125%, 5/01/23	United States	500,000		511,719
Clear Channel Worldwide Holdings Inc.,
[e] senior note, 6.50%, 11/15/22	United States	700,000		715,750
[d] senior sub. note, 144A, 9.25%, 2/15/24	United States	700,000		761,250
[e] CSC Holdings LLC,
senior bond, 5.25%, 6/01/24	United States	500,000		520,625
senior note, 6.75%, 11/15/21	United States	1,000,000		1,072,500
[d] senior secured note, first lien, 144A, 5.50%, 5/15/26	United States	1,000,000		1,051,200
[d] Gray Escrow Inc., senior note, 144A, 7.00%, 5/15/27	United States	400,000		435,000
[d,e] Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	500,000		519,230
[d,h] Nexstar Escrow Corp., senior note, 144A, 5.625%, 7/15/27	United States	1,000,000		1,027,500
[d,h] Sirius XM Radio Inc., senior note, 144A, 4.625%, 7/15/24	United States	600,000		615,468
[d] Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 8/15/26	United Kingdom	400,000		415,000
[d,e] WMG Acquisition Corp., secured note, first lien, 144A, 5.00%, 8/01/23	United States	100,000		102,375

				11,007,089

Pharmaceuticals, Biotechnology & Life Sciences 2.0%
[d,e] Avantor Inc., senior secured note, first lien, 144A, 6.00%, 10/01/24	United States	1,100,000		1,173,150
[d,e] Bausch Health Americas Inc., senior note, 144A, 9.25%, 4/01/26	United States	1,500,000		1,681,950
[d] Bausch Health Cos. Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	300,000		306,750
[e] senior secured note, first lien, 144A, 6.50%, 3/15/22	United States	200,000		207,500
[d,e] Endo DAC/Endo Finance LLC/Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	1,000,000		675,000
senior note, 144A, 6.00%, 7/15/23	United States	410,000		297,250
[e] Horizon Pharma USA Inc., senior note, 6.625%, 5/01/23	United States	570,000		587,456
[d,e] Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	1,200,000		1,245,000

				6,174,056

Real Estate 1.1%
[e] CyrusOne LP/CyrusOne Finance Corp., senior note, 5.00%, 3/15/24	United States	1,300,000		1,339,000
[d,e] Five Point Operating Co. LP/Five Point Capital Corp., senior note, 144A, 7.875%, 11/15/25	United States	1,000,000		1,007,520
[e] MPT Operating Partnership LP/MPT Finance Corp.,
senior bond, 5.25%, 8/01/26	United States	300,000		313,875
senior note, 6.375%, 3/01/24	United States	700,000		734,125

				3,394,520

Retailing 0.5%
[d,e] Party City Holdings Inc., senior note, 144A, 6.625%, 8/01/26	United States	1,100,000		1,069,750
[d] PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	400,000		377,000

				1,446,750

franklintempleton.com	Semiannual Report	15

FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount	*	Value

Corporate Bonds (continued)
Semiconductors & Semiconductor Equipment 0.3%
[e] Qorvo Inc., senior note, 5.50%, 7/15/26	United States	$900,000		$954,720

Software & Services 1.4%

[d,e] First Data Corp., secured note, first lien, 144A, 5.00%, 1/15/24	United States	1,700,000		1,742,712
[e] Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	1,800,000		1,838,430
[d,e] Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	600,000		615,350

				4,196,492

Technology Hardware & Equipment 1.0%
[d,e] Blackboard Inc., secured note, second lien, 144A, 9.75%, 10/15/21	United States	1,538,000		1,491,860
[d,e] Tempo Acquisition LLC/Tempo Acquisition Finance Corp., senior note, 144A, 6.75%, 6/01/25	United States	1,500,000		1,552,500

				3,044,360

Telecommunication Services 1.8%

[d,e] Block Communications Inc., senior note, 144A, 6.875%, 2/15/25	United States	300,000		314,250
[d] Digicel Group One Ltd., senior secured note, first lien, 144A, 8.25%, 12/30/22	Jamaica	617,000		356,540
[d] Digicel Group Two Ltd., senior note, 144A, 8.25%, 9/30/22	Bermuda	583,000		147,452
[d] Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	700,000		525,000
[d] DKT Finance ApS, senior secured note, first lien, 144A, 9.375%, 6/17/23	Denmark	1,500,000		1,631,145
[d,e] Sprint Communications Inc., senior note, 144A, 7.00%, 3/01/20	United States	600,000		616,500
[e] Sprint Corp.,
senior bond, 7.125%, 6/15/24	United States	300,000		318,840
senior note, 7.25%, 9/15/21	United States	500,000		532,500
[e] T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24	United States	500,000		518,750
senior note, 4.00%, 4/15/22	United States	700,000		717,500

				5,678,477

Transportation 0.9%

[d,e] Avolon Holdings Funding Ltd.,
senior note, 144A, 5.125%, 10/01/23	Ireland	1,000,000		1,057,780
senior note, 144A, 5.25%, 5/15/24	Ireland	400,000		427,360
[d] DAE Funding LLC,
[e] senior note, 144A, 4.00%, 8/01/20	United Arab Emirates	800,000		806,000
[e] senior note, 144A, 4.50%, 8/01/22	United Arab Emirates	400,000		407,000
senior note, 144A, 5.75%, 11/15/23	United Arab Emirates	200,000		210,000

				2,908,140

Utilities 2.4%

[e] Calpine Corp., senior note, 5.375%, 1/15/23	United States	1,500,000		1,520,625
Clearway Energy Operating LLC,
[e] senior bond, 5.375%, 8/15/24	United States	500,000		511,250
[e] senior bond, 5.00%, 9/15/26	United States	1,000,000		977,500
[d] senior note, 144A, 5.75%, 10/15/25	United States	300,000		305,625
[e] Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.75%, 6/15/23	United States	800,000		706,000
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., senior note, 8.625%, 6/15/20	United States	500,000		373,750
[d] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	500,000		465,312
Talen Energy Supply LLC, senior note, 6.50%, 6/01/25	United States	1,600,000		1,348,000

16	Semiannual Report	franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount	*	Value

Corporate Bonds (continued)
Utilities (continued)
[d,e] Vistra Operations Co. LLC, senior note, 144A, 5.625%, 2/15/27	United States	$1,300,000		$1,381,250

				7,589,312

Total Corporate Bonds (Cost $135,675,918)				134,951,397

[j,k] Senior Floating Rate Interests 44.0%
Automobiles & Components 1.8%
Adient US LLC,
Initial Term Loans, 6.815%, (3-month USD LIBOR + 4.25%), 5/06/24	United States	541,462		528,830
Initial Term Loans, 6.889%, (6-month USD LIBOR + 4.25%), 5/06/24	United States	1,624,387		1,586,490
Panther BF Aggregator 2 LP, Term Loan B, 5.902%, (1-month USD LIBOR + 3.50%), 4/30/26	United States	1,818,854		1,806,122
Thor Industries Inc., Initial USD Term Loans, 6.25%, (1-month USD LIBOR + 3.75%), 2/01/26	United States	1,593,357		1,573,427

				5,494,869

Capital Goods 2.7%
Altra Industrial Motion Corp., Term Loan, 4.402%, (1-month USD LIBOR + 2.00%), 10/01/25	United States	1,009,573		992,536
Doncasters U.S. Finance LLC, Term B Loans, 5.83%, (3-month USD LIBOR + 3.50%), 4/09/20	United States	1,388,285		1,110,136
Harsco Corp., Term Loan B-2, 4.688%, (1-month USD LIBOR + 2.25%), 12/10/24	United States	2,414,242		2,417,762
Navistar Inc., Tranche B Term Loan, 5.91%, (1-month USD LIBOR + 3.50%), 11/06/24	United States	3,116,480		3,117,780
Onsite Rental Group Operations Pty. Ltd., Term Loan, 6.904%, (1-month USD LIBOR + 4.50%), 10/25/22	Australia	696,716		682,781

				8,320,995

Commercial & Professional Services 1.6%
Prime Security Services Borrower LLC, Term B-1 Loans, 5.152%, (1-month USD LIBOR + 2.75%), 5/02/22	United States	1,539,168		1,530,772
[l] Ventia Pty Ltd., Term B Loans, 5.842%, (3-month USD LIBOR + 3.50%), 5/21/26	Australia	1,525,508		1,529,322
West Corp., Term B Loans, 6.522%, (3-month USD LIBOR + 4.00%), 10/10/24	United States	1,994,937		1,864,851

				4,924,945

Consumer Services 6.2%
24 Hour Fitness Worldwide Inc., Term Loan, 5.902%, (1-month USD LIBOR + 3.50%), 5/30/25	United States	2,230,039		2,223,628
Aristocrat Technologies Inc., Term B-3 Loans, 4.342%, (3-month USD LIBOR + 1.75%), 10/19/24	United States	886,502		879,853
Avis Budget Car Rental LLC, Tranche B Term Loans, 4.41%, (1-month USD LIBOR + 2.00%), 2/13/25	United States	2,381,782		2,379,555
Caesars Resort Collection LLC, Term B Loans, 5.152%, (1-month USD LIBOR + 2.75%), 12/22/24	United States	1,720,677		1,691,332
Eldorado Resorts Inc., Initial Term Loan, 4.688%, (1-month USD LIBOR + 2.25%), 4/17/24	United States	1,909,919		1,907,913
Equinox Holdings Inc., Term B-1 Loans, 5.402%, (1-month USD LIBOR + 3.00%), 3/08/24	United States	994,937		994,048
Hilton Worldwide Finance LLC, Refinanced Series B-2 Term Loans, 4.154%, (1-month USD LIBOR + 1.75%), 6/17/26	United States	1,571,895		1,574,843

franklintempleton.com	Semiannual Report	17

FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount	*	Value

[j,k] Senior Floating Rate Interests (continued)
Consumer Services (continued)
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (Yum Brands), Term Loan B, 4.132%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	$ 1,695,187		$ 1,694,254
Kingpin Intermediate Holdings LLC, Amendment No. 2 Term Loans, 5.90%, (1-month USD LIBOR + 3.50%), 7/03/24	United States	1,985,000		1,987,432
Las Vegas Sands LLC, Term B Loans, 4.152%, (1-month USD LIBOR + 1.75%), 3/27/25	United States	1,980,657		1,969,179
Sabre GLBL Inc., 2017 Other Term A Loans, 4.402%, (1-month USD LIBOR + 2.00%), 7/01/22	United States	890,518		887,179
Station Casinos LLC, Term B Facility Loans, 4.91%, (1-month USD LIBOR + 2.50%), 6/08/23	United States	991,337		988,522

				19,177,738

Diversified Financials 0.8%
Asurion LLC,
AM No. 14 Replacement B-4 Term Loans, 5.402%, (1-month USD LIBOR + 3.00%), 8/04/22	United States	1,807,692		1,805,658
Replacement B-6 Term Loans, 5.402%, (1-month USD LIBOR + 3.00%), 11/03/23	United States	331,599		331,309
Blackstone Mortgage Trust Inc., Initial Term Loans, 4.902%, (1-month USD LIBOR + 2.50%), 4/23/26	United States	382,017		383,927

				2,520,894

Energy 0.5%
Foresight Energy LLC, Term Loans, 8.272%, (3-month USD LIBOR + 5.75%), 3/28/22	United States	1,948,564		1,605,129

Food & Staples Retailing 0.2%
U.S. Foods Inc., Initial Term Loans, 4.402%, (1-month USD LIBOR + 2.00%), 6/27/23	United States	567,684		564,745

Food, Beverage & Tobacco 1.8%
CSM Bakery Supplies LLC, Term Loans, 6.59%, (3-month USD LIBOR + 4.00%), 7/03/20	United States	2,000,000		1,906,666
JBS USA Lux SA, Term Loan, 4.902%, (1-month USD LIBOR + 2.50%), 5/01/26	United States	1,759,325		1,758,470
Post Holdings Inc., Series A Incremental Term Loans, 4.404%, (1-month USD LIBOR + 2.00%), 5/24/24	United States	1,905,492		1,899,196

				5,564,332

Health Care Equipment & Services 2.3%
Air Medical Group Holdings Inc., 2018 New Term Loans, 6.652%, (1-month USD LIBOR + 4.25%), 3/14/25	United States	1,984,887		1,871,111
Catalent Pharma Solutions Inc., Dollar Term B-2 Loan, 4.652%, (1-month USD LIBOR + 2.25%), 5/17/26	United States	166,964		167,171
DaVita Healthcare Partners Inc., Tranche B Term Loan, 5.135%, (1-week USD LIBOR + 2.75%), 6/24/21	United States	987,013		987,630
IQVIA Inc.,
Term B-1 Dollar Loans, 4.33%, (3-month USD LIBOR + 2.00%), 3/07/24	United States	898,405		898,405
Term B-3 Dollar Loans, 4.152%, (1-month USD LIBOR + 1.75%), 6/11/25	United States	693,000		690,463

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount	*	Value

[j,k] Senior Floating Rate Interests (continued)
Health Care Equipment & Services (continued)
Mallinckrodt International Finance SA & Mallinckrodt CB LLC, 2017 Term B Loans, 5.08%, (3-month USD LIBOR + 2.75%), 9/24/24	Luxembourg	$1,635,043		$1,474,093
[l] National Mentor Holdings Inc.,
Initial Term C Loans, 6.66%, (1-month USD LIBOR + 4.25%), 3/08/26	United States	61,331		61,701
Initial Term Loans, 6.66%, (1-month USD LIBOR + 4.25%), 3/08/26	United States	986,134		992,092

				7,142,666

Materials 3.6%
Axalta Coating Systems U.S. Holdings Inc., Term B-3 Dollar Loan, 4.08%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	2,524,224		2,498,199
Berry Global Inc., [l,m] Term Loan U, TBD, 7/01/26	United States	777,143		773,081
Term Q Loan, 4.412%, (1-month USD LIBOR + 2.00%), 10/01/22	United States	1,090,516		1,084,487
Chemours Co., Tranche B-2 US$ Term Loan, 4.16%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	1,055,626		1,027,475
Crown Americas LLC, Dollar Term B Loan, 4.401%, (1-month USD LIBOR + 2.00%), 4/03/25	United States	1,697,669		1,709,235
Ineos U.S. Finance LLC, 2024 Dollar Term Loan, 4.402%, (1-month USD LIBOR + 2.00%), 3/31/24	United States	1,462,266		1,446,120
Oxbow Carbon LLC, Tranche B Term Loan, 6.152%, (1-month USD LIBOR + 3.75%), 1/04/23	United States	1,998,000		2,007,990
Univar USA Inc., Term B-3 Loans, 4.652%, (1-month USD LIBOR + 2.25%), 7/01/24	United States	612,491		611,555

				11,158,142

Media & Entertainment 5.4%
Ancestry.com Operations Inc., Term Loans, 5.66%, (1-month USD LIBOR + 3.25%), 10/19/23	United States	1,989,770		1,987,273
Charter Communications Operating LLC, Term B Loan, 4.33%, (3-month USD LIBOR + 2.00%), 4/30/25	United States	987,469		987,469
CSC Holdings LLC, March 2017 Incremental Term Loans, 4.644%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	2,553,539		2,518,029
Go Daddy Operating Co. LLC, Tranche B-1 Term Loans, 4.402%, (1-month USD LIBOR + 2.00%), 2/15/24	United States	1,560,957		1,562,713
Gray Television Inc., Term B-2 Loan, 4.681%, (1-month USD LIBOR + 2.25%), 2/07/24	United States	2,568,789		2,561,221
Lions Gate Capital Holdings LLC, Term A Loan, 4.152%, (1-month USD LIBOR + 1.75%), 3/22/23	Canada	1,409,221		1,399,532
MCC Iowa LLC (Mediacom Broadband), Tranche M Term Loan, 4.39%, (1-week USD LIBOR + 2.00%), 1/25/25	United States	1,718,470		1,717,740
Mediacom Illinois LLC, Tranche N Term Loan, 4.14%, (1-week USD LIBOR + 1.75%), 2/15/24	United States	1,329,075		1,322,419
Mission Broadcasting Inc., Term B-3 Loan, 4.69%, (1-month USD LIBOR + 2.25%), 1/17/24	United States	112,345		111,818
Nexstar Broadcasting Inc., Term B-3 Loan, 4.652%, (1-month USD LIBOR + 2.25%), 7/17/24	United States	562,544		559,907
Sinclair Television Group Inc., Tranche B Term Loans, 4.66%, (1-month USD LIBOR + 2.25%), 1/03/24	United States	1,955,898		1,936,340

				16,664,461

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount	*	Value

[j,k] Senior Floating Rate Interests (continued)
Pharmaceuticals, Biotechnology & Life Sciences 2.6%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.688%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	$1,960,000		$1,843,625
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 4.635%, (1-week USD LIBOR + 2.25%), 1/31/25	United States	1,710,024		1,707,108
Horizon Pharma Inc., First Lien Term Loan B, 4.938%, (1-month USD LIBOR + 2.50%), 5/22/26	United States	1,309,915		1,310,734
Innoviva Inc., Initial Term Loan, 7.022%, (3-month USD LIBOR + 4.50%), 8/18/22	United States	110,000		108,350
Syneos Health Inc., Initial Term B Loans, 4.402%, (1-month USD LIBOR + 2.00%), 8/01/24	United States	1,100,546		1,099,259
Valeant Pharmaceuticals International, Initial Term Loans, 5.412%, (1-month USD LIBOR + 3.00%), 6/02/25	United States	2,068,931		2,070,224

				8,139,300

Retailing 3.9%
Ascena Retail Group Inc., Tranche B Term Loan, 6.938%, (1-month USD LIBOR + 4.50%), 8/21/22	United States	3,152,059		2,073,787
General Nutrition Centers Inc., FILO Term Loan (ABL), 9.41%, (1-month USD LIBOR + 7.00%), 12/31/22	United States	3,000,000		3,040,320
Harbor Freight Tools USA Inc., Refinancing Loans, 4.902%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	1,963,134		1,916,101
Jo-Ann Stores Inc., Initial Loans, 7.592%, (3-month USD LIBOR + 5.00%), 10/23/23	United States	2,434,750		2,166,928
Michaels Stores Inc., 2018 New Replacement Term B Loan, 4.902% - 4.904%, (1-month USD LIBOR + 2.50%), 1/28/23	United States	1,997,405		1,934,986
Wand NewCo. 3 Inc., First Lien Term Loan, 5.919%, (1-month USD LIBOR + 3.50%), 2/05/26	United States	1,000,000		1,001,720

				12,133,842

Semiconductors & Semiconductor Equipment 0.7%
ON Semiconductor Corp., 2018 New Replacement Term B-3 Loans, 4.152%, (1-month USD LIBOR + 1.75%), 3/31/23	United States	2,322,870		2,295,932

Software & Services 3.6%
Carbonite Inc., Initial Term Loan, 6.152%, (1-month USD LIBOR + 3.75%), 3/26/26	United States	657,519		660,121
Iron Mountain Information Management LLC, Term B Loan, 4.152%, (1-month USD LIBOR + 1.75%), 1/26/26	United States	1,661,461		1,616,810
LegalZoom.com Inc., 2018 Term Loans, 6.902%, (1-month USD LIBOR + 4.50%), 11/21/24	United States	1,990,000		1,997,413
Neustar Inc., TLB5, 6.902%, (1-month USD LIBOR + 4.50%), 8/08/24	United States	1,884,167		1,862,386
SS&C Technologies Inc., Term B-5 Loan, 4.652%, (1-month USD LIBOR + 2.25%), 4/16/25	United States	992,404		989,785
TIBCO Software Inc., Term B-1 Loans, 5.91%, (1-month USD LIBOR + 3.50%), 12/04/20	United States	1,984,732		1,987,610
WEX Inc., Term Loan B, 4.652%, (1-month USD LIBOR + 2.25%), 5/17/26	United States	1,925,586		1,921,575

				11,035,700

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount	*	Value

[j,k] Senior Floating Rate Interests (continued)
Technology Hardware & Equipment 1.7%
Ciena Corp., 2018 Term Loan, 4.383%, (1-month USD LIBOR + 2.00%), 9/28/25	United States	$2,056,333		$2,058,583
CommScope Inc., Initial Term Loans, 5.652%, (1-month USD LIBOR + 3.25%), 4/04/26	United States	1,954,929		1,955,173
Western Digital Corp., U.S. Term B-4 Loan, 4.152%, (1-month USD LIBOR + 1.75%), 4/29/23	United States	1,404,996		1,377,247

				5,391,003

Telecommunication Services 1.2%
Global Tel*Link Corp., First Lien Term Loan, 6.652%, (1-month USD LIBOR + 4.25%), 11/29/25	United States	1,990,000		1,925,823
Securus Technologies Holdings Inc., Initial Term Loan, 6.83%, (3-month USD LIBOR + 4.50%), 11/01/24	United States	1,992,418		1,859,593

				3,785,416

Transportation 2.7%
Air Canada, Term Loan, 4.428%, (1-month USD LIBOR + 2.00%), 10/06/23	Canada	2,235,217		2,235,217
Allegiant Travel Co., Class B Term Loans, 7.065%, (3-month USD LIBOR + 4.50%), 2/05/24	United States	1,995,000		1,997,494
American Airlines Inc., 2017 Replacement Term Loans, 4.412%, (1-month USD LIBOR + 2.00%), 10/10/21	United States	672,076		670,628
Hertz Corp., Tranche B-1 Term Loan, 5.16%, (1-month USD LIBOR + 2.75%), 6/30/23	United States	2,205,689		2,201,553
Navios Maritime Partners LP, Initial Term Loan, 7.44%, (3-month USD LIBOR + 5.00%), 9/14/20	United States	1,199,681		1,197,681

				8,302,573

Utilities 0.7%
EFS Cogen Holdings I LLC (Linden), Term B Advance, 5.86%, (1-month USD LIBOR + 3.25%), 6/28/23	United States	2,253,533		2,243,392

Total Senior Floating Rate Interests (Cost $139,408,351)				136,466,074

[n] Marketplace Loans (Cost $7,945,292) 2.5%
Diversified Financials 2.5%
[b] Lending Club, 8.46% - 26.31%, 10/31/21 - 6/26/24	United States	7,945,292		7,579,094

Asset-Backed Securities and Commercial Mortgage-Backed Securities 6.2%
Banks 1.9%
Citigroup Commercial Mortgage Trust, 2015-GC27, A5, 3.137%, 2/10/48	United States	1,520,000		1,574,451
[o] Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.83%, 7/10/38	United States	445,000		412,362
CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	1,410,000		1,481,598
JPMBB Commercial Mortgage Securities Trust, 2015-C28, A4, 3.227%, 10/15/48	United States	1,410,000		1,464,313
[p] Merrill Lynch Mortgage Investors Trust,
2003-OPT1, B2, FRN, 6.529%, (1-month USD LIBOR + 4.125%), 7/25/34	United States	33,301		7,952
2005-A6, 2A3, FRN, 2.784%, (1-month USD LIBOR + 0.38%), 8/25/35	United States	113,855		114,440
[p] Morgan Stanley ABS Capital I Inc. Trust, 2003-NC10, B1, FRN, 7.354%, (1-month USD LIBOR + 4.95%), 10/25/33	United States	350,442		382,317
Wells Fargo Commercial Mortgage Trust, 2014-LC16, A4, 3.548%, 8/15/50	United States	550,000		575,847

				6,013,280

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount	*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

Diversified Financials 4.3%
[p] Argent Securities Inc., 2003-W5, M4, FRN, 4.738%, (1-month USD LIBOR + 5.625%), 10/25/33	United States	$93,151		$104,375
[d,o] BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 4.961%, 5/26/35	United States	1,008,812		974,817
[d,p] Carlyle U.S. CLO Ltd., 2017-4A, C, 144A, FRN, 5.397%, (3-month USD LIBOR + 2.80%), 1/15/30	United States	1,000,000		968,720
[d,o] Consumer Loan Underlying Bond CLUB Certificate Issuer Trust I,
2018-29, PT, 144A, FRN, 25.557%, 12/15/43	United States	469,999		394,367
2019-S1, PT, 144A, FRN, 13.71%, 4/15/44	United States	1,458,545		1,376,730
2019-S2, PT, 144A, FRN, 13.386%, 5/16/44	United States	877,964		842,970
2019-S3, PT, 144A, FRN, 17.727%, 6/15/44	United States	2,036,447		1,916,364
[d,o] Dryden 38 Senior Loan Fund, 2015-38A, DR, 144A, FRN, 5.597%, 7/15/30	United States	2,500,000		2,443,675
[p] FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M2, FRN, 4.604%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	1,221,904		1,243,134
2014-HQ2, M2, FRN, 4.604%, (1-month USD LIBOR + 2.20%), 9/25/24	United States	514,592		522,912
[d,o] Madison Park Funding XXXI Ltd., 2018-31A, D, 144A, FRN, 5.592%, 1/23/31	United States	1,250,000		1,220,713
[p] MortgageIT Trust, 2004-1, A2, FRN, 3.304%, (1-month USD LIBOR + 0.90%), 11/25/34	United States	200,952		202,275
[p] Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 2.714%, (1-month USD LIBOR + 0.31%), 11/25/35	United States	214,643		215,217
[p] Option One Mortgage Loan Trust, 2003-6, M5, FRN, 7.354%, (1-month USD LIBOR + 4.95%), 11/25/33	United States	92,324		90,261
[p] Structured Asset Investment Loan Trust, 2003-BC2, M3, FRN, 7.279%, (1-month USD LIBOR + 4.875%), 4/25/33	United States	13,987		14,127
[p] Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 3.94%, (1-month USD LIBOR + 1.50%), 2/25/35	United States	213,318		214,759
[o] Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 4.616%, 4/25/45	United States	399,077		409,619
Wells Fargo Mortgage Backed Securities Trust,
[o] 2004-W, A9, FRN, 4.855%, 11/25/34	United States	125,075		130,457
2007-3, 3A1, 5.50%, 4/25/22	United States	27,647		28,226

				13,313,718

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $19,231,169)				19,326,998

Mortgage-Backed Securities 33.8%
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 12.2%
[e] FHLMC 30 Year, 3.50%, 10/01/47	United States	5,297,837		5,457,455
[e] FHLMC Gold 15 Year, 5.00%, 12/01/23	United States	265,134		273,051
[e] FHLMC Gold 30 Year, 3.50%, 3/01/45	United States	38,232		39,455
FHLMC Gold 30 Year, 3.50%, 11/01/48	United States	1,694,553		1,736,580
FHLMC Gold 30 Year, 3.50%, 11/01/48	United States	13,828,353		14,171,331
FHLMC Gold 30 Year, 4.00%, 4/01/48	United States	4,114,637		4,280,443
[e] FHLMC Gold 30 Year, 4.00%, 5/01/48	United States	10,368,084		10,791,360
[e] FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/36	United States	439,966		498,025
[e] FHLMC Gold 30 Year, 6.50%, 8/01/27 - 3/01/38	United States	204,123		227,288
[e] FHLMC Gold 30 Year, 7.00%, 9/01/27	United States	57,553		62,075
[e] FHLMC Gold 30 Year, 8.00%, 1/01/31	United States	7,446		7,542
[e] FHLMC Gold 30 Year, 8.50%, 7/01/31	United States	203,571		233,769

				37,778,374

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount	*	Value

Mortgage-Backed Securities (continued)
[q] Federal National Mortgage Association (FNMA) Adjustable Rate 0.1%
[e] FNMA, 4.04% - 4.225%, (6-month USD LIBOR +/- MBS Margin), 6/01/32 - 7/01/34	United States	$240,564		$249,862

Federal National Mortgage Association (FNMA) Fixed Rate 19.7%
[e] FNMA 15 Year, 3.00%, 8/01/27	United States	7,687		7,866
[e] FNMA 15 Year, 3.50%, 1/01/21 - 1/01/26	United States	21,882		22,592
[e] FNMA 15 Year, 5.50%, 7/01/20	United States	9,560		9,566
[e] FNMA 15 Year, 6.50%, 7/01/20	United States	4		4
[e] FNMA 30 Year, 3.50%, 11/01/47	United States	2,322,920		2,392,835
FNMA 30 Year, 3.50%, 3/01/48	United States	4,348,805		4,473,972
[e] FNMA 30 Year, 3.50%, 4/01/48	United States	2,100,407		2,162,097
FNMA 30 Year, 3.50%, 6/01/45 - 10/01/48	United States	2,160,583		2,218,914
[r] FNMA 30 Year, 3.50%, 7/01/49	United States	5,600,000		5,723,812
[e] FNMA 30 Year, 3.50%, 1/01/45 - 7/01/56	United States	1,254,990		1,291,409
[e] FNMA 30 Year, 4.00%, 11/01/44 - 1/01/45	United States	853,527		893,206
FNMA 30 Year, 4.00%, 10/01/47	United States	10,635,205		11,117,982
FNMA 30 Year, 4.00%, 1/01/48	United States	1,887,672		1,964,454
FNMA 30 Year, 4.00%, 4/01/48	United States	3,555,246		3,697,229
FNMA 30 Year, 4.00%, 9/01/48	United States	5,215,020		5,411,539
[r] FNMA 30 Year, 4.00%, 6/01/49	United States	17,727,000		18,318,708
[e] FNMA 30 Year, 4.50%, 5/01/24 - 3/01/44	United States	45,787		48,041
[e] FNMA 30 Year, 5.00%, 5/01/38 - 7/01/39	United States	337,938		369,012
[e] FNMA 30 Year, 5.50%, 6/01/37	United States	257,320		284,710
[e] FNMA 30 Year, 6.00%, 4/01/33 - 6/01/38	United States	644,163		729,905
[e] FNMA 30 Year, 6.50%, 8/01/32	United States	93,346		107,503
[e] FNMA 30 Year, 8.00%, 10/01/29	United States	4,873		4,880

				61,250,236

Government National Mortgage Association (GNMA) Fixed Rate 1.8%
GNMA I SF 30 Year, 4.50%, 9/20/48	United States	3,892,397		4,069,221
[e] GNMA I SF 30 Year, 6.50%, 6/15/31 - 9/15/32	United States	287,401		318,459
GNMA I SF 30 Year, 6.50%, 12/15/33	United States	40,951		44,991
GNMA II SF 30 Year, 4.50%, 10/20/48	United States	1,025,830		1,069,966
[e] GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29	United States	28,933		32,105
[e] GNMA II SF 30 Year, 8.00%, 1/20/28 - 10/20/31	United States	86,131		101,962

				5,636,704

Total Mortgage-Backed Securities (Cost $103,207,589)				104,915,176

		Shares

Escrows and Litigation Trusts 0.0%†
[a,b] Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Litigation Trust	United States	800,000		—
[a,b] NewPage Corp., Litigation Trust	United States	1,500,000		—
[a,b,c] Remington Outdoor Co. Inc., Litigation Trust	United States	3,700		—
[a,b] T-Mobile USA Inc., Litigation Trust	United States	1,200,000		—
[a] Vistra Energy Corp., Litigation Trust	United States	2,000,000		5,000

Total Escrows and Litigation Trusts (Cost $52,910)				5,000

Total Investments before Short Term Investments (Cost $411,965,671)				404,812,188

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value

Short Term Investments (Cost $7,263,938) 2.3%

Money Market Funds 2.3%
[s,t] Institutional Fiduciary Trust Money Market Portfolio, 2.05%	United States	7,263,938	$7,263,938

Total Investments (Cost $419,229,609) 132.8%			412,076,126

Credit Facility (29.0)%			(90,000,000)

Other Assets, less Liabilities (3.8)%			(11,764,770)

Net Assets 100.0%			$310,311,356

See Abbreviations on page 39.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 10 regarding restricted securities.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2019, the aggregate value of these securities was $102,933,428, representing 33.2% of net assets.

eA portion or all of the security is pledged as collateral in connection with the Fund’s revolving credit facility. See Note 3.

fPerpetual security with no stated maturity date.

gIncome may be received in additional securities and/or cash.

hSecurity purchased on a when-issued basis. See Note 1(c).

iSee Note 9 regarding defaulted securities.

jThe coupon rate shown represents the rate at period end.

kSee Note 1(f) regarding senior floating rate interests.

lA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

mA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

nSee Note 1(g) regarding Marketplace lending.

oAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

pThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

qAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

rSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

sSee Note 5(c) regarding investments in affiliated management investment companies.

tThe rate shown is the annualized seven-day effective yield at period end.

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$411,965,671
Cost - Non-controlled affiliates (Note 5c)	7,263,938

Value - Unaffiliated issuers	$404,812,188
Value - Non-controlled affiliates (Note 5c)	7,263,938
Cash	6,338,693
Receivables:
Investment securities sold	9,938,125
Interest	2,973,060
Other assets	6,533

Total assets	431,332,537

Liabilities:
Payables:
Investment securities purchased	27,743,671
Credit facility	90,000,000
Management fees	242,019
Distributions to shareholders	2,616,051
Accrued expenses and other liabilities	419,440

Total liabilities	121,021,181

Net assets applicable to common shares	$310,311,356

Net assets applicable to common shares consist of:
Paid-in capital	$345,768,092
Total distributable earnings (loss)	(35,456,736)

Net assets applicable to common shares	$310,311,356

Common shares outstanding	30,138,835

Net asset value per common share	$10.30

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FRANKLIN LIMITED DURATION INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Investment income:
Dividends:
Non-controlled affiliates (Note 5c)	$79,988
Interest:
Unaffiliated issuers	11,190,233

Total investment income	11,270,221

Expenses:
Management fees (Note 5a)	1,484,544
Interest expense (Note 3)	1,627,889
Transfer agent fees	39,291
Custodian fees (Note 6)	1,718
Reports to shareholders	18,831
Registration and filing fees	16,642
Professional fees.	129,980
Trustees’ fees and expenses	8,953
Marketplace lending fees (Note 1g)	98,919
Other	15,326

Total expenses	3,442,093
Expense reductions (Note 6)	(1,473)
Expenses waived/paid by affiliates (Note 5c)	(13,511)

Net expenses	3,427,109

Net investment income	7,843,112

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	10,600
Foreign currency transactions	(604)
Swap contracts	405,927

Net realized gain (loss)	415,923

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	12,799,802
Translation of other assets and liabilities denominated in foreign currencies	2
Swap contracts	122,103

Net change in unrealized appreciation (depreciation)	12,921,907

Net realized and unrealized gain (loss)	13,337,830

Net increase (decrease) in net assets applicable to common shares resulting from operations	$21,180,942

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FRANKLIN LIMITED DURATION INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 7,843,112	$ 13,742,117
Net realized gain (loss)	415,923	(4,224,820)
Net change in unrealized appreciation (depreciation)	12,921,907	(17,031,633)
Distributions to preferred shareholders from net investment income	—	(1,923,424)

Net increase (decrease) in net assets applicable to common shares resulting from operations	21,180,942	(9,437,760)

Distributions to common shareholders	(15,673,670)	(12,216,777)
Distributions to common shareholders from tax return of capital	—	(16,302,096)

Total distributions to common shareholders	(15,673,670)	(28,518,873)

Capital share transactions: (Note 2)
Proceeds from issuance of shares in connection with exercising a rights offering	—	64,271,944

Net increase (decrease) in net assets	5,507,272	26,315,311
Net assets applicable to common shares:
Beginning of period	304,804,084	278,488,773

End of period	$310,311,356	$304,804,084

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FRANKLIN LIMITED DURATION INCOME TRUST

FINANCIAL STATEMENTS

Statements of Cash Flows

for the six months ended June 30, 2019 (unaudited)

Cash flow from operating activities:
Dividends, interest and other income received	$ 10,806,508
Operating expenses paid	(1,567,796)
Interest expense paid	(1,627,889)
Purchases of long-term investments	(219,992,431)
Sales and maturities of long-term investments	234,327,627
Maturities of swap contracts	405,927
Net purchases of short-term investments	(2,503,216)

Cash provided - operating activities	19,848,730

Cash flow from financing activities:
Cash distributions to shareholders	(15,694,767)

Cash used - financing activities	(15,694,767)

Net increase (decrease) in cash	4,153,963
Cash at beginning of period	2,184,730 [a]

Cash at end of period	$ 6,338,693

Reconciliation of Net Increase (Decrease) in Net Assets resulting from Operating Activities to Net Cash Provided by Operating Activities
for the six months ended June 30, 2019 (unaudited)

Net increase (decrease) in net assets resulting from operating activities	$ 21,180,942
Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
Net amortization income	(143,522)
Reinvested dividends from non-controlled affiliates	(79,988)
Interest received in the form of securities	(3,628)
Increase in dividends and interest receivable and other assets	(232,947)
Increase in management fees, accrued expenses, and other liabilities	231,424
Increase in receivable for investments sold.	(8,903,211)
Increase in payable for investments purchased	1,769,794
Decrease in cost of investments	18,951,773
Increase in unrealized depreciation on investments	(12,921,907)

Net cash provided by operating activities	$ 19,848,730

aIncludes cash held of $160,000 as Deposits with brokers for OTC derivative contracts.

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FRANKLIN LIMITED DURATION INCOME TRUST

Notes to Financial Statements (unaudited)

1.   Organization and Significant Accounting Policies

Franklin Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   Organization and Significant Accounting Policies (continued)

b.   Foreign Currency Translation (continued)

events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Securities Purchased on a When-Issued or Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

See Note 11 regarding other derivative information.

e.   Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

The Fund is investing in mortgage dollar rolls as an alternate form of leverage.

f.   Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g.   Marketplace Lending

The Fund invests in loans obtained through marketplace lending. Marketplace lending, sometimes referred to as peer-to-peer lending, is a method of financing in which a platform facilitates the borrowing and lending of money. It is considered an alternative to more traditional forms of debt financing. Prospective borrowers are required to provide certain financial information to the platform, including, but not limited to, the intended purpose of the loan, income, employment information, credit score, debt-to-income ratio, credit history (including defaults and delinquencies) and home ownership status. Based on this and other information, the platform assigns its own credit rating to the borrower and sets the interest rate for the requested loan. The platform then posts the borrowing requests online, giving investors the opportunity to purchase the loans based on factors such as the interest rates and expected yields of the loans, the borrower background data, and the credit rating assigned by the platform.

When the Fund invests in these loans, it usually purchase all rights, title and interest in the loans pursuant to a loan purchase agreement directly from the platform. The platform or a third-party servicer typically continues to service the loans, collecting payments and distributing them to the Fund, less any servicing fees assessed. The servicer is typically responsible for taking actions against a borrower in the event of a default on the loan. Servicing fees, along with other administration fees, are included in marketplace lending fees in the Statement of Operations. The Fund, as an investor in a loan, would be entitled to receive payment only from the borrower and would not be able to recover any deficiency from the platform, except under very narrow circumstances. The loans in which the Fund may invest are unsecured.

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   Organization and Significant Accounting Policies (continued)

h.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

i.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan.

Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. The Fund employs a managed distribution policy whereby the Fund will make monthly distributions to common shareholders at an annual minimum fixed rate of 10%, based on the average monthly NAV of the Fund’s common shares. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted and, if necessary, a return of capital. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

j.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k.   Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2.   Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). During the period ended June 30, 2019 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 242,561 shares. Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Shares issued	—	—	7,534,709	$64,271,944

On September 20, 2018, the Fund commenced a transferrable rights offering to common shareholders of record to subscribe for up to an aggregate of 7,534,709 of the Fund’s common shares. The offering expired on October 18, 2018. Each record date shareholder received one right for each outstanding whole common share held, which entitled their holders to purchase one new Fund common share for every three rights held. In addition, record date shareholders who fully exercised their rights (other than those rights that could not be exercised because they represented the right to acquire less than one common share) were entitled to subscribe for additional common shares of the Fund that remained unsubscribed as a result of any unexercised rights. The subscription price per common share was determined based upon a formula equal to 92.5% of the average of the last reported sales price of the Fund’s common shares on the NYSE American Stock Exchange on the offering expiration date, and each of the four preceding trading days, subject to a minimum subscription price of 80% of the Fund’s net asset value per common share on the offering expiration date. The rights holders subscribed for all 7,534,709 common shares at an average price per share of $9.00. Proceeds from the offering were $67,828,884. The Fund received the proceeds of the offering minus the dealer manager fee and other expenses of the offering totaling $3,556,940.

3.   Credit Facility

The Fund has entered into a credit facility agreement (“Credit Facility”) with BNP Paribas Prime Brokerage International Ltd. (“BNPP”) pursuant to which the Fund may borrow up to a maximum commitment amount of $100,000,000. The Fund will pay interest in the amount of 0.90% plus the 3-month U.S. Dollar London Interbank Offered Rate on the amount outstanding. The Fund is required to fully collateralize its outstanding loan balance as determined by BNPP by pledging assets, which are held in a segregated account, and are indicated in the Statement of Investments. If the Fund fails to meet certain requirements or maintain other financial covenants required under the Credit Facility, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding.

The Fund had outstanding borrowings of $90,000,000 as of June 30, 2019 and incurred $1,627,889 of interest expense during the year. Average borrowings and the average interest rate for the days outstanding during the six months ended June 30, 2019, were $90,010,552 and 3.50%, respectively.

The Credit Facility also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the Credit Facility to recall any securities pledged as collateral from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated for any fees or losses related to the failed delivery or, in the event a recalled security is not be returned, the Fund, upon notice to BNPP, may reduce

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.  Credit Facility (continued)

the loan balance outstanding by the market value of the recalled security. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities. Rehypothecated securities are included among the portfolio securities pledged by the Fund as collateral for the Credit Facility. As of June 30, 2019, there were no rehypothecated securities.

4.  Auction Rate Preferred Shares

Effective August 15, 2018, the Fund’s Preferred Shares were liquidated. Prior to August 15, 2018, the Fund had outstanding 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F, each with a $25,000 liquidation preference totaling $90,000,000. Preferred Shares were senior to common shares and the Fund did not declare or pay any dividend on the common shares unless the Fund had declared or paid full cumulative dividends on the Preferred Shares through the most recent dividend date. Dividends to preferred shareholders were cumulative and were declared weekly, at rates established through an auction process.

5.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a.  Management Fees

The Fund pays an investment management fee to Advisers of 0.70% per year of the average daily managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the principal amount of the Credit Facility and other financial leverage.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

c.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$5,086,661	$46,563,243	$(44,385,966)	$—	$—	$7,263,938	7,263,938	$79,988

6.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, the custodian fees were reduced as noted in the Statement of Operations.

7.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$2,617,476
Long term	15,143,149

Total capital loss carryforwards	$17,760,625

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$419,659,460

Unrealized appreciation	$7,511,142
Unrealized depreciation	(15,094,476)

Net unrealized appreciation (depreciation)	$(7,583,334)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, paydown losses and bond discounts and premiums.

8.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2019, aggregated $221,762,225 and $239,154,268, respectively.

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9.  Credit Risk and Defaulted Securities

At June 30, 2019, the Fund had 64.1% of its portfolio invested in high yield securities, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2019, the aggregate value of these securities represents $946,500, representing 0.3% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

10.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value

404	Nine Point Energy Holdings Inc., cvt. pfd., 2/20/49	3/24/17	$377,604	$336,512
21,663	Nine Point Energy LLC	7/15/14 - 2/01/18	830,630	2
3,700	[a] Remington Outdoor Co. Inc., Litigation Trust, 5.824%, 4/19/19	5/16/18	—	—

	Total Restricted Securities (Value is 0.1% of Net Assets)		$1,208,234	$336,514

aThe Fund also invests in unrestricted securities of the issuer, valued at $58,959 as of June 30, 2019.

11.  Other Derivative Information

For the period ended June 30, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$405,927	Swap contracts	$122,103

For the period ended June 30, 2019, the average month end notional amount of swap contracts represented $3,428,571.

See Note 1(d) regarding derivative financial instruments.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

12.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Commercial & Professional Services	$—	$58,959	$—		$58,959
Energy	108,791	983,122	336,520		1,428,433
All Other Equity Investments	81,057	—	—		81,057
Corporate Bonds	—	134,951,397	—		134,951,397
Senior Floating Rate Interests	—	136,466,074	—		136,466,074
Marketplace Loans	—	—	7,579,094		7,579,094
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	19,326,998	—		19,326,998
Mortgage-Backed Securities	—	104,915,176	—		104,915,176
Escrows and Litigation Trusts	—	5,000	—	[c]	5,000
Short Term Investments	7,263,938	—	—		7,263,938

Total Investments in Securities	$7,453,786	$396,706,726	$7,915,614		$412,076,126

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and convertible preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at June 30, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period. At June 30, 2019, the reconciliation of assets is as follows:

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

12.  Fair Value Measurements (continued)

	Balance at Beginning of Period		Purchases	Sales	Transfer Into Level 3	Transfer Out of Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Assets:
Investments in Securities:
Equity Investments:[a]
Commercial & Professional Services	$415,172	[b]	$—	$—	$—	$(39,306)[c]	$—	$—	$(375,866)	$—		$—
Energy	385,059		—	—	—	—	—	—	(48,539)	336,520		(48,539)
Marketplace Loans	3,609,189		4,319,108	—	—	—	—	—	(349,203)	7,579,094		(349,203)
Escrows and Litigation Trusts	—	[b]	—	—	—	—	—	—	—	—	[b]	—

Total	$4,409,420		$4,319,108	$—	$—	$(39,306)	$—	$—	$(773,608)	$7,915,614		$(397,742)

aIncludes common and convertible preferred stocks as well as other equity interests.

bIncludes securities determined to have no value.

cThe investment was transferred out of Level 3 as a result of removal of a significant unobservable valuation inputs.

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2019, are as follows:

Description	Fair Value at End of Period		Valuation Technique	Unobservable Input	Amount	Impact to Fair Value if Input Increases[a]

Assets:
Investments in Securities:
Equity Investments:[b]
Energy	$336,512		Market comparables	Discount for lack of marketability	26.8%	Decrease	[c]

				Yield discount	15.2%	Decrease	[c]
All other investments[d]	7,579,102	[e]

Total	$7,915,614

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bIncludes convertible preferred stocks.

cRepresents a significant impact to fair value but not net assets.

dIncludes financial instruments with values derived using private transaction prices or non-public third party pricing information which is unobservable. May also include fair value of immaterial financial instruments and developed using various valuation techniques and unobservable inputs.

eIncludes securities determined to have no value at June 30, 2019.

13.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Selected Portfolio

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
LIBOR	London InterBank Offered Rate
MBS	Mortgage-Backed Security
PIK	Payment-In-Kind
SF	Single Family
USD	United States Dollar

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FRANKLIN LIMITED DURATION INCOME TRUST

Dividend Reinvestment and Cash Purchase Plan

The Fund’s Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. American Stock Transfer & Trust Company, LLC (Plan Agent), P.O. Box 922, Wall Street Station, New York, NY 10269-0560, acts as your Plan Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent. If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

The market price of shares on a particular date shall be the last sales price on NYSE MKT, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (800) 416-5585. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.

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FRANKLIN LIMITED DURATION INCOME TRUST

Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN LIMITED DURATION INCOME TRUST

(Fund)

At an in-person meeting held on February 26, 2019 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund (including its share price discount to net asset value); reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also considered the actions that management had recommended and the Board had taken over the past two years to address the Fund’s share price discount to net asset value, particularly a managed distribution plan implemented in 2017 whereby the Fund makes monthly distributions to common shareholders at an annual minimum fixed rate of 10%, based on the average monthly net asset value of the common shares.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

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SHAREHOLDER INFORMATION

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in the Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below. Such results are based on net asset value without regard to market discounts or premiums.

The Performance Universe for the Fund included the Fund and all leveraged closed-end general bond funds. The Board noted that the Fund’s annualized income return for the one-and three-year periods was above the median of its Performance Universe, but for the five- and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe and for the one-, three-and five-year periods fell in the 5th quintile (worst) of the Fund’s Performance Universe. Management explained that the Performance Universe was composed of a disparate mix of closed-end high yield, investment-grade corporate and multi-sector fixed income funds that generally differed from the Fund’s primary asset classes, e.g., only one fund has the same multi-sector asset mix as the Fund and only one fund has the limited duration investment mandate followed by the Fund. The Board took this explanation into account and noted that in 2018 the Board approved various changes to the Fund’s fundamental and non-fundamental investment restrictions, in part, to permit larger investments in new opportunities. The Board also noted that the Fund’s annualized income return for each of the one-, three-, five-and 10-year periods exceeded 7%. Given management’s explanation, the recent changes to the Fund’s investment restrictions and the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; underlying fund expenses; investment-related expenses; and other non-management fees. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges. The Board received a description of the methodology used by Broadridge to select the mutual funds included in the Expense Group.

The Expense Group for the Fund included the Fund and eight other leveraged closed-end general bond funds. The Board noted that the Management Rate was equal to the median of its Expense Group. The Board also noted that the actual total expense ratio for the Fund was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation

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SHAREHOLDER INFORMATION

methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board believes that the Manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end fund such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board noted that the Fund had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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 To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report
Franklin Limited Duration Income Trust
Investment Manager	Transfer Agent
Franklin Advisers, Inc.	American Stock Transfer & Trust Co., LLC
(800) DIAL BEN® / 342-5236	6201 15th Avenue
Brooklyn, NY 11219
www.astfinancial.com

© 2019 Franklin Templeton Investments. All rights reserved.	FTF S 08/19

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 13 (a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Mary C. Choksi, Michael Luttig and Larry D. Thompson.

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager’s evaluation should result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a Fund voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund’s board or a committee of the board with the investment manager’s recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund’s board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12 (d)(1)(F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12 (d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12 (d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the investment manager’s intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities & privately held issuers. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described above.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle , Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Limited Duration Income Trust

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date August 30, 2019

By	S\GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date August 30, 2019